QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2002 (August 16, 2002)
Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah 84111
(Address of principal executive offices) (Zip Code)

(801) 524-4787
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Statements and Exhibits.

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits.

        The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (File Nos. 333-89202, 333-89202-01, 333-89202-02 and 333-89202-03), which were declared effective on August 9, 2002:

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 16, 2002, in connection with the offering of Capital Securities.
1.2	Pricing Agreement, dated August 16, 2002, in connection with the offering of Zions Capital Trust B's 8.00% Capital Securities.
5.1	Opinion of Sullivan & Cromwell.
5.2	Opinion of Callister, Nebeker & McCullough.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION
By:	/s/ DOYLE L. ARNOLD
	Name:	Doyle L. Arnold
	Title:	Executive Vice President and Chief Financial Officer

Date: August 20, 2002

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 16, 2002, in connection with the offering of Capital Securities.
1.2	Pricing Agreement, dated August 16, 2002, in connection with the offering of Zions Capital Trust B's 8.00% Capital Securities.
5.1	Opinion of Sullivan & Cromwell.
5.2	Opinion of Callister, Nebeker & McCullough.

QuickLinks

  Item 7. Financial Statements, Pro forma Financial Statements and Exhibits.
SIGNATURE
Exhibit Index